UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 19, 2005


                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

     NEVADA                        O-24512                       88-1273503
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA 92626
               (Address of principal executive offices) (zip code)

                                 (714) 866-2100
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 19, 2005, Anza Capital, Inc., a Nevada corporation (referred to as "We" or "Anza") entered into a Common Stock Purchase Agreement whereby Vince Rinehart, a shareholder and our sole officer and director ("Rinehart") and AMRES Holding, LLC, a Nevada limited liability company under control of Rinehart ("AMRES Holding") will sell a total combined amount of 10,279,369 shares of our common stock and warrants to purchase a total of 3,450,000 shares of our common stock (the "Securities"), to Viking Investments USA, Inc., a Delaware corporation ("Viking"), on or about October 28, 2005, for an aggregate purchase price of $375,000. Viking does not bear a related-party relationship to Anza or its management. In conjunction with this agreement and the agreement below, AMRES Holding is currently in the process of entering into agreements with various parties to complete its acquisition of the Securities. In addition, we are currently in the process of entering into an agreement with AMRES Holding and Rinehart to sell substantially all of our assets to AMRES Holding.

      On September 23, 2005, we received a signed Securities Purchase Agreement dated September 16, 2005 from Peter and Irene Gauld (the "Gaulds"), by and between AMRES Holding and the Gaulds, whereby the Gaulds will sell to AMRES Holding, on or about October 28, 2005, warrants to acquire 2,000,000 shares of common stock of Anza in exchange for the total purchase price of $10,000. The Gaulds do not bear a related-party relationship to Anza or its management.

EXHIBITS

10.1  Common Stock Purchase Agreement dated September 19, 2005.

10.2  Securities Purchase Agreement dated September 16, 2005.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 23, 2005            Anza Capital, Inc.,
                                      a Nevada corporation


                                      /s/  Vincent Rinehart
                                      ------------------------------------------
                                      By: Vincent Rinehart
                                      Its: President and Chief Executive Officer


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